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                       SUPPLEMENT DATED OCTOBER 19, 1995
                     TO PROSPECTUS DATED NOVEMBER 1, 1994.
                             THE LEGENDS FUND, INC.

CHANGE IN SUB-ADVISORY ARRANGEMENTS FOR THE DREMAN VALUE PORTFOLIO

     Sale of Dreman Value Management, L.P. On August 24, 1995, Dreman Value Management, L.P. ("DVM, L.P."), the Sub-Adviser to the Dreman Value Portfolio, sold substantially all of its assets to Dreman Value Advisors, Inc. ("Dreman Advisors"), a wholly owned subsidiary of Kemper Financial Services, Inc. ("KFS") (the "Acquisition"). KFS is an indirect wholly owned subsidiary of Kemper Corporation ("Kemper"), a publicly owned financial services holding company. As a result of the Acquisition, the sub-advisory agreement between Integrity and DVM, L.P. automatically terminated. In connection with the Acquisition, however, Dreman Advisors, as successor to DVM, L.P., agreed with Integrity to continue to provide investment advisory services to the Dreman Value Portfolio on an interim basis until such time as a sub-advisory agreement in respect of the Portfolio is approved by the Portfolio's shareholders. Dreman Advisors has agreed with Integrity to provide such interim services without compensation. The interim agreement with Dreman Advisors was approved by the Fund's Board of Directors, including all of the directors who are not "interested persons" of the Fund. In addition, Dreman Advisors has agreed to pay the expenses of soliciting shareholder approval of a proposed new sub-advisory agreement between Integrity and Dreman Advisors.

     The Board of Directors has unanimously approved the proposed sub-advisory agreement between Integrity and Dreman Advisors, to become effective upon the approval thereof by the shareholders of the Dreman Value Portfolio. The sub-advisory agreement is being submitted for the approval the shareholders of the Dreman Value Portfolio at a meeting scheduled to be held on October 27, 1995.

     Dreman Advisors was established as a wholly owned subsidiary of KFS in order to purchase substantially all of the assets of DVM, L.P., and thereafter conduct the investment advisory business previously conducted by DVM, L.P. Dreman Advisors has had no operating activity prior to August 24, 1995; however, since the Acquisition, Dreman Advisors has assumed the investment advisory operations of DVM, L.P., under which it serves as investment adviser to three mutual fund series as well as to private accounts.

     Proposed Sale of Kemper to Zurich Insurance Company. Kemper has entered into an agreement (the "Merger Agreement") whereby ZIP Acquisition Corp. ("ZIP"), an 80% owned, indirect subsidiary of Zurich Insurance Company ("Zurich"), will be merged with and into Kemper and Kemper will continue as the surviving corporation (the "Kemper merger"). In connection with the Kemper merger, KFS will be merged with KFS Acquisition Corp., a wholly-owned, indirect subsidiary of Zurich, with the surviving corporation ("New KFS") continuing with the name "Kemper Financial Services, Inc." Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Zurich's primary business is as an insurer. It
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is expected that the foregoing transactions will close early January, 1996.

     The consummation of the Kemper merger will result in a change in control of Dreman Advisors and, accordingly, an automatic termination of the sub-advisory agreement between Integrity and Dreman Advisors. Subject to the approval by the Dreman Value Portfolio's shareholders of the sub-advisory agreement between Integrity and Dreman Advisors referred to above, the Board of Directors has unanimously approved a new sub-advisory agreement between Integrity and Dreman Advisors, to become effective upon the consummation of the Kemper merger. The new sub-advisory agreement is also being submitted for approval by the shareholders of the Dreman Value Portfolio at the meeting scheduled to be held on October 27, 1995.

CHANGE IN SUB-ADVISORY ARRANGEMENTS FOR THE RENAISSANCE BALANCED PORTFOLIO

     Renaissance Investment Management ("Renaissance"), the Sub-Adviser to the Renaissance Balanced Portfolio, is currently the subject of the agreement described below (the "Renaissance Transaction"), the consummation of which will result in a change in the ownership of Renaissance and, accordingly, an automatic termination of the sub-advisory agreement between Integrity and Renaissance. The Board of Directors of the Fund has unanimously approved a new sub-advisory agreement between Integrity and Renaissance, to become effective upon the consummation of the Renaissance Transaction. The new sub-advisory agreement is being submitted for approval by the shareholders of the Renaissance Balanced Portfolio at a meeting scheduled to be held on November 3, 1995.

     Renaissance Investment Management, Inc. ("RIM") and Descartes, Inc. ("Descartes") are currently the two general partners of Renaissance. RIM owns 80% of the partnership interests in Renaissance and Descartes owns the remaining 20%. RIM is controlled by S. William Miller and Frank W. Terrizzi, who together own approximately 88% of the voting stock of RIM. Descartes is principally owned by Donald W. Kennedy, Michael E. Schroer and Paul A. Radomski, who together own approximately 88% of the voting stock of Descartes.

     Renaissance, RIM, and Descartes, together with certain key management employees of Renaissance who are also stockholders in Descartes, and corporations wholly owned by such key management employees, have entered into an agreement pursuant to which, subject to the satisfaction of certain conditions, RIM will exercise its purchase rights to obtain an additional 11% interest in Renaissance, and immediately thereafter RIM will transfer all its interest in Renaissance to Affiliated Managers Group, Inc. ("AMG"), a Delaware corporation. Upon the closing of the Renaissance Transaction, AMG will be the sole managing general partner of Renaissance and will have a seventy percent (70%) interest in the profits of Renaissance. Descartes and the corporations owned by key management employees of Renaissance will have in the aggregate a thirty percent (30%) interest in the profits of Renaissance. An additional ten percent (10%) interest, of which AMG will be deemed the owner upon consummation of the

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Renaissance Transaction, will be reserved for subsequent issuance to key employees upon the satisfaction of certain conditions.

     AMG was established in December 1993 to obtain investment interests in high quality investment management firms. More than fifty percent (50%) of the stock of AMG is controlled by TA Associates, Inc., a Delaware corporation which, together with its predecessors, has directly or indirectly invested in more than 200 enterprises prior to its investment in AMG.

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